First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

We need these matrices in addition to strats
Aggregate Loans (First Lien Only) : in specific bucket

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
500 - 519	3.07%	73.24	90	2.02	3.27	0.1	8.177	6.944	0
520 - 539	3.96%	71	90	1.76	4.22	0.2	7.945	6.905	0.05
540 - 559	5.02%	74.27	100	2.96	5.24	0.33	7.737	6.846	0.09
560 - 579	6.67%	77.46	95	3.27	6.94	1.74	7.408	6.571	0.24
580 - 599	10.62%	81.01	100	5.92	11	3.6	7.221	6.395	1.39
600 - 619	12.98%	79.35	100	6.54	13.04	6.07	7.053	6.284	3.05
620 - 639	13.09%	79.83	100	5.86	13.28	7.18	6.835	6.033	6.14
640 - 659	13.45%	80.33	100	4.8	13.56	8.15	6.737	5.939	5.95
660 - 679	9.11%	80.45	100	3.49	8.69	5.46	6.608	5.904	5.58
680 - 699	5.09%	81.7	100	1.89	5.02	2.98	6.621	5.878	2.59
700 - 719	4.10%	79.46	100	1.3	3.96	2.1	6.454	5.839	2.32
720 - 739	3.23%	80.46	95	1.46	3.06	2.26	6.351	5.684	1.88
740 - 759	1.85%	83.1	100	0.68	1.73	0.83	6.76	5.975	1.29
760 - 779	1.05%	83.25	100	0.34	0.98	0.74	6.246	5.821	0.64
780 - 799	0.43%	80.82	100	0.06	0.46	0.42	6.396	5.776	0.35
800 +	0.05%	80	80	0	0.05	0.05	7.99	6.99	0.05
Totals (of deal)	93.75%	79.19	100	42.36	94.51	42.22	6.998	6.204	31.61
Aggregate Loans (Second Lien Only)

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	% IO	WAC	MARGIN
520 - 539	0.01%	100	100	0	0.18	0	9.85	0
580 - 599	0.16%	97.66	100	2.34	2.59	0	11.254	0
600 - 619	0.63%	96.31	100	4.03	10.06	0	10.907	0
620 - 639	1.49%	98.91	100	6.03	23.81	0	10.967	0
640 - 659	1.40%	99.56	100	4.01	22.27	0	10.569	0
660 - 679	1.25%	99.28	100	4.52	19.43	0	10.368	0
680 - 699	0.49%	99.59	100	0.74	7.88	0	10.504	0
700 - 719	0.34%	100	100	0.79	5.47	0	10.087	0
720 - 739	0.17%	99.46	100	0.92	2.59	0	9.663	0
740 - 759	0.17%	99.55	100	0.31	2.74	0	10.712	0
760 - 779	0.07%	100	100	0.09	1.08	0	10.554	0
780 - 799	0.05%	97.16	100	0.24	0.72	0	10.094	0
800 +	0.02%	99.25	100	0.14	0.33	0	9.942	0
If seconds in deal:
Second Lien Loans

FRM %	100
ARM %	0
IO Loans

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
500 - 519	0.09%	90	90	0	0.23	6.99	5.74	0
520 - 539	0.18%	78.07	85	0.35	0.46	7.207	6.838	0
540 - 559	0.31%	79.24	88.24	0.67	0.79	7.374	7.124	0
560 - 579	1.63%	79.23	90	2.29	4.11	7.165	6.622	0
580 - 599	3.38%	81.19	95	5	8.53	6.893	6.242	0
600 - 619	5.69%	80.1	95	7.02	14.09	6.784	6.162	0

FICO	% of total deal	Avg LTV	Max LTV	% Full Doc	% Owner Occ	WAC	MARGIN	% Second Lien (Simultaneous or Silent)
620 - 639	6.73%	79.74	95	8.04	16.27	6.628	5.868	0
640 - 659	7.64%	79.95	95	6.43	19.22	6.585	5.861	0
660 - 679	5.12%	80.92	95	4.97	12.35	6.481	5.861	0
680 - 699	2.80%	80.8	90	2.39	6.99	6.514	5.837	0
700 - 719	1.97%	80.62	100	1.19	4.9	6.293	5.624	0
720 - 739	2.12%	80.56	95	2.08	5.21	6.148	5.578	0
740 - 759	0.78%	80	80	0.51	1.98	6.598	5.889	0
760 - 779	0.70%	83.58	95	0.61	1.56	6.128	5.707	0
780 - 799	0.39%	79.03	80	0.15	0.99	6.269	5.773	0
800 +	0.05%	80	80	0	0.12	7.99	6.99	0
ONLY IF THE DEAL HAS DEEP MI, otherwise we DO NOT NEED
If the deal has deep MI — we want the following:

For Non-MI Loans-only
By LTV Bucket	% of total deal	Avg FICO	%<550 FICO	%full doc	%non owner
<=50% LTV
51%-60%
61%-70%
71%-80%
81%-85%	NO MI
86%-90%
91%-95%
96%-100%
We needs strats broken out in this format for ARMs only, Fixed only, IO only
We also need this for the total pool combined
There should be one sheet of information per group. ALL/ARM/FIXED/IO
Original Principal Balances of Mortgage Loans

		Aggregate Original Principal	% of Aggregate Principal Balance	AVG CURRENT
Range ($)	Number of Loans	Balance	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

0-24,999.01	18	$369,800.00	0.09%	$20,509.21	10.632	99.42	0	655
25,000.01 - 50,000.00	125	$4,706,038.80	1.15%	$37,588.36	10.760	98.21	7	645
50,000.01 - 75,000.00	208	$13,149,909.00	3.20%	$63,088.40	9.712	92.08	7	643
75,000.01 - 100,000.00	196	$17,307,957.00	4.21%	$88,117.10	9.164	88.08	7	635
100,000.01 - 125,000.00	153	$17,308,805.00	4.22%	$112,930.29	8.023	80.56	7	616
125,000.01 - 150,000.00	153	$21,086,137.00	5.14%	$137,574.24	7.534	78.77	6	621
150,000.01 - 175,000.00	108	$17,493,445.00	4.26%	$161,736.35	7.224	75.25	6	608
175,000.01 - 200,000.00	130	$24,389,102.00	5.94%	$187,351.58	7.232	76.18	6	620
200,000.01 - 225,000.00	129	$27,579,892.00	6.72%	$213,440.62	6.850	77.72	6	622
225,000.01 - 250,000.00	102	$24,175,587.00	5.89%	$236,728.72	6.783	77.06	6	623
250,000.01 - 275,000.00	117	$30,740,017.00	7.49%	$262,420.49	6.919	78.04	6	622
275,000.01 - 300,000.00	99	$28,617,451.00	6.97%	$288,686.41	6.899	79.84	6	636
300,000.01 - 333,700.00	89	$28,083,112.00	6.84%	$315,149.58	6.814	80.68	6	636
333,700.01 - 350,000.00	59	$20,160,531.00	4.91%	$341,271.38	6.862	78.99	6	630
350,000.01 - 600,000.00	307	$130,083,370.16	31.70%	$423,250.62	6.878	81.50	6	634
600,000.01 -1,000,000.00	8	$5,175,100.00	1.26%	$645,976.23	7.027	76.24	6	603

Total:	2,001	$410,426,253.96	100.00%	$204,829.52	7.224	80.43	6	629

Principal Balances of Mortgage Loans as of Cutoff Date

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Range ($)	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

0-24,999.01	18	$369,165.85	0.09	$20,509.21	10.632	99.42	0	655
25,000.01 - 50,000.00	126	$4,748,443.27	1.16	$37,686.06	10.748	98.23	7	645
50,000.01 - 75,000.00	210	$13,297,429.33	3.24	$63,321.09	9.709	91.66	7	642
75,000.01 - 100,000.00	193	$17,046,010.16	4.16	$88,321.30	9.160	88.33	7	636
100,000.01 - 125,000.00	154	$17,403,234.85	4.25	$113,008.02	8.017	80.56	7	616
125,000.01 - 150,000.00	152	$20,923,958.99	5.11	$137,657.62	7.536	78.77	6	621
150,000.01 - 175,000.00	108	$17,467,525.73	4.26	$161,736.35	7.224	75.25	6	608
175,000.01 - 200,000.00	131	$24,555,586.28	5.99	$187,447.22	7.221	76.19	6	621
200,000.01 - 225,000.00	128	$27,333,958.74	6.67	$213,546.55	6.857	77.72	6	622
225,000.01 - 250,000.00	103	$24,395,191.59	5.95	$236,846.52	6.781	76.62	6	623
250,000.01 - 275,000.00	117	$30,729,060.28	7.50	$262,641.54	6.919	78.36	6	622
275,000.01 - 300,000.00	99	$28,603,634.79	6.98	$288,925.60	6.894	79.93	6	637
300,000.01 - 333,700.00	88	$27,749,907.27	6.77	$315,339.86	6.822	80.65	6	635
333,700.01 - 350,000.00	59	$20,135,011.56	4.91	$341,271.38	6.862	78.99	6	630
350,000.01 - 600,000.00	307	$129,937,941.14	31.70	$423,250.62	6.878	81.50	6	634
600,000.01 -1,000,000.00	8	$5,167,809.84	1.26	$645,976.23	7.027	76.24	6	603

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Current Mortgage Rates of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Mortgage Rates (%)	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

4.500 - 4.999	1	$574,701.88	0.14	$574,701.88	4.990	70.00	6	650
5.000 - 5.499	21	$6,187,932.61	1.51	$294,663.46	5.313	73.29	5	657
5.500 - 5.999	177	$50,891,472.70	12.42	$287,522.44	5.831	77.09	5	662
6.000 - 6.499	233	$61,352,003.41	14.97	$263,313.32	6.246	77.43	6	649
6.500 - 6.999	481	$121,149,123.22	29.56	$251,869.28	6.763	78.67	6	631
7.000 - 7.499	160	$36,881,622.68	9.00	$230,510.14	7.246	80.57	6	622
7.500 - 7.999	241	$54,816,626.00	13.37	$227,454.88	7.757	81.63	7	603
8.000 - 8.499	91	$18,916,171.61	4.62	$207,870.02	8.295	81.60	7	588
8.500 - 8.999	119	$22,144,284.18	5.40	$186,086.42	8.747	82.63	8	583
9.000 - 9.499	39	$5,393,349.71	1.32	$138,291.02	9.235	82.44	8	601
9.500 - 9.999	105	$8,853,883.19	2.16	$84,322.70	9.781	92.05	8	623
10.000 - 10.499	79	$6,559,564.92	1.60	$83,032.47	10.250	91.51	8	627
10.500 - 10.999	163	$11,031,674.74	2.69	$67,678.99	10.850	98.49	8	651
11.000 - 11.499	32	$2,038,998.86	0.50	$63,718.71	11.176	96.40	8	626
11.500 - 11.999	38	$2,048,563.69	0.50	$53,909.57	11.727	98.37	9	622
12.000 - 12.499	13	$585,294.40	0.14	$45,022.65	12.038	100.00	0	630
12.500 - 12.999	6	$269,768.47	0.07	$44,961.41	12.633	100.00	0	638
13.000 - 13.499	1	$55,302.34	0.01	$55,302.34	13.325	100.00	0	622
13.500 - 13.999	1	$113,531.06	0.03	$113,531.06	13.590	90.00	0	621

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Original Term to Maturity of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Original Term (mos)	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

000 - 180	244	$14,678,333.86	3.58	$60,157.11	10.401	97.37	0	653
181 - 240	126	$9,236,299.10	2.25	$73,303.96	10.147	93.55	0	659
241 - 360	1,631	$385,949,236.71	94.17	$236,633.50	7.034	79.47	6	627

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629

Stated Remaining Term to Maturity of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Remaining Term (mos)	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

121 - 180	244	$14,678,333.86	3.58	$60,157.11	10.401	97.37	0	653
181 - 240	126	$9,236,299.10	2.25	$73,303.96	10.147	93.55	0	659
241 - 300	1	$279,188.65	0.07	$279,188.65	5.990	70.00	0	632
301 - 360	1,630	$385,670,048.06	94.10	$236,607.39	7.034	79.47	6	627

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Mortgage Insurance	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

Yes	0	$0.00	0%	$0.00	0.000	0.00	0	0
No	2,001	$409,863,869.67	100%	$204,829.52	7.224	80.43	6	629

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Lien	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

1	1,596	$384,245,630.26	94%	$240,755.41	6.998	79.19	6	627
2	405	$25,618,239.41	6%	$63,254.91	10.616	98.98	0	657

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Seasoning(mos)	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

0	162	$31,450,724.00	8%	$194,140.27	8.006	79.79	7	613
1	254	$47,396,392.99	12%	$186,599.97	7.381	80.28	6	633
2	590	$121,405,588.98	30%	$205,772.18	7.118	79.97	6	633
3	544	$115,796,192.01	28%	$212,860.65	7.069	80.70	6	627
4	323	$70,962,561.64	17%	$219,698.33	7.076	80.30	6	629
5	98	$18,090,722.22	4%	$184,599.21	7.525	81.83	6	628
6	28	$4,583,716.97	1%	$163,704.18	8.107	87.76	6	595
8	2	$177,970.86	0%	$88,985.43	6.839	83.99	0	706

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Combined Loan-to-Value Ratios of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Combined LTVs	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

0.01 - 25.00	6	$479,180.04	0.12	$79,863.34	7.545	22.10	7	610
25.01 - 30.00	4	$508,280.83	0.12	$127,070.21	6.559	28.09	6	600
30.01 - 35.00	5	$860,929.90	0.21	$172,185.98	7.754	32.73	7	597
35.01 - 40.00	9	$1,124,066.71	0.27	$124,896.30	6.670	38.15	6	578
40.01 - 45.00	13	$1,855,819.10	0.45	$142,755.32	7.085	43.02	6	600
45.01 - 50.00	21	$3,732,614.79	0.91	$177,743.56	6.744	48.14	6	630
50.01 - 55.00	24	$4,329,836.22	1.06	$180,409.84	6.922	52.85	6	590
55.01 - 60.00	40	$7,792,724.09	1.90	$194,818.10	7.020	57.93	6	579
60.01 - 65.00	56	$12,769,799.95	3.12	$228,032.14	6.769	63.45	6	587
65.01 - 70.00	103	$25,274,876.68	6.17	$245,387.15	6.850	68.83	6	599

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Combined LTVs	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO
70.01 - 75.00	137	$34,799,355.49	8.49	$254,009.89	7.076	74.19	6	597
75.01 - 80.00	717	$177,226,650.98	43.24	$247,178.03	6.761	79.80	6	645
80.01 - 85.00	157	$41,776,187.93	10.19	$266,090.37	7.262	84.37	6	606
85.01 - 90.00	210	$51,202,677.93	12.49	$243,822.28	7.422	89.77	6	629
90.01 - 95.00	92	$14,215,664.86	3.47	$154,518.10	7.950	94.60	6	642
95.01 - 100.00	407	$31,915,204.17	7.79	$78,415.74	9.913	99.86	7	656

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Owner Occupancy of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Owner Occupancy	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

Owner	1,895	$388,557,864.84	94.80	$205,043.73	7.205	80.40	6	627
Investment	106	$21,306,004.83	5.20	$201,000.05	7.576	80.88	7	657
Second Home	0	$0.00	0.00	$0.00	0.000	0.00	0	0

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Property Type of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Property Types	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

Single Family	1,558	$314,230,587.30	76.67	$201,688.44	7.232	80.01	6	626
PUD	173	$37,053,052.77	9.04	$214,179.50	7.119	82.44	6	628
Duplex	119	$30,762,039.07	7.51	$258,504.53	7.198	81.42	6	638
Condo	122	$21,199,877.27	5.17	$173,769.49	7.174	82.19	6	653
3-4 Unit	22	$5,627,937.17	1.37	$255,815.33	7.830	79.36	7	635
Townhouse	7	$990,376.09	0.24	$141,482.30	7.205	75.50	6	623

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Loan Purpose of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Loan Purpose	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

Cash Out	1,069	$241,737,677.66	58.98	$226,134.40	7.136	78.22	6	609
Purchase	847	$151,091,914.35	36.86	$178,384.79	7.377	83.94	6	661
Rate/Term Refi	85	$17,034,277.66	4.16	$200,403.27	7.123	80.55	6	620

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Document Type of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Document Type	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

Stated	1,039	$220,895,756.46	53.89	$212,604.19	7.452	80.80	6	638
Full	866	$168,808,152.06	41.19	$194,928.58	6.934	79.93	6	618
12 mo. Bank Stmts.	80	$18,167,548.05	4.43	$227,094.35	7.094	81.57	6	620
No Doc	14	$1,830,515.75	0.45	$130,751.13	7.800	69.51	6	594
24 mo. Bank Stmts.	2	$161,897.35	0.04	$80,948.68	8.515	84.00	6	622

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629

Product Type of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Product Type	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

ARM 2/28	709	$157,339,573.43	38.39	$221,917.59	7.384	79.23	6	604
ARM 2/28 - 60mo IO	456	$131,714,446.18	32.14	$288,847.47	6.640	80.43	6	647
Fixed 30 yr	281	$51,416,060.94	12.54	$182,975.31	7.230	78.25	0	633
ARM 3/27 - 60mo IO	84	$22,557,321.25	5.50	$268,539.54	6.525	80.18	6	648
Fixed 30yr - Balloon 30/15	232	$13,630,144.01	3.33	$58,750.62	10.536	99.04	0	658
ARM 3/27	57	$11,059,785.24	2.70	$194,031.32	7.429	78.04	7	616
Fixed 20 yr	126	$9,236,299.10	2.25	$73,303.96	10.147	93.55	0	659
ARM 5/25 - 60mo IO	10	$2,887,147.45	0.70	$288,714.75	6.683	81.43	6	670
Fixed 30 yr - 60mo IO	9	$2,306,851.04	0.56	$256,316.78	6.851	76.96	0	661
ARM 5/25 - 120mo IO	7	$2,010,205.83	0.49	$287,172.26	5.938	78.40	5	674
ARM 5/25	7	$1,650,483.58	0.40	$235,783.37	6.603	69.83	6	655
ARM 2/28 - Balloon 40/30	5	$1,476,677.64	0.36	$295,335.53	6.676	76.52	6	584
Fixed 15 yr	12	$1,048,189.85	0.26	$87,349.15	8.639	75.70	0	593
ARM 5/25 - Balloon 40/30	2	$500,566.61	0.12	$250,283.31	6.601	79.77	6	617
ARM 5/25 - 84mo IO	2	$460,999.29	0.11	$230,499.65	5.819	76.46	6	614
ARM 2/28 - 24mo IO	1	$289,929.58	0.07	$289,929.58	5.800	80.00	6	745
Fixed 25 yr	1	$279,188.65	0.07	$279,188.65	5.990	70.00	0	632

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629

**	For ARM loans please break out 2/28, 3/27, 5/25 by percentage

**	For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)
Geographical Distribution of Mortgages Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
State	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

California	601	$146,054,230.57	35.63	$243,018.69	6.869	79.26	6	637
New York	380	$99,350,822.20	24.24	$261,449.53	7.256	80.22	6	629
Massachusetts	22	$3,729,530.51	0.91	$169,524.11	8.017	77.98	7	608
Other	998	$160,729,286.39	39.22	$161,051.39	7.509	81.67	6	621

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Prepay Penalty for Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Prepay Penalty	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

Has Prepay Penalty	1,330	$307,044,979.08	74.91	$230,860.89	7.041	80.14	6	630
None	671	$102,818,890.59	25.09	$153,232.33	7.773	81.28	6	624

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629

Prepay Term for Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Prepay Term	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

12	301	$97,943,703.75	23.90	$325,394.36	7.063	80.18	6	630
24	759	$156,600,755.11	38.21	$206,325.11	7.100	80.64	6	629
36	270	$52,500,520.22	12.81	$194,446.37	6.821	78.59	6	634
No Prepay Penalty	671	$102,818,890.59	25.09	$153,232.33	7.773	81.28	6	624

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Fico Scores of Mortgage Loans

		Aggregate Principal Balance as of	% of Aggregate Principal Balance	AVG CURRENT
Fico Scores	Number of Loans	Cut-off Date	as of Cut-off Date	BALANCE	WA GROSS CPN	WA COMBLTV	Margin	WA FICO

500 - 519	58	$12,581,304.08	3.07	$216,919.04	8.177	73.24	7	509
520 - 539	80	$16,263,335.99	3.97	$203,291.70	7.950	71.08	7	529
540 - 559	96	$20,580,522.37	5.02	$214,380.44	7.737	74.27	7	549
560 - 579	124	$27,334,451.98	6.67	$220,439.13	7.408	77.46	7	569
580 - 599	206	$44,201,933.57	10.78	$214,572.49	7.282	81.26	6	589
600 - 619	265	$55,783,783.93	13.61	$210,504.85	7.231	80.13	6	609
620 - 639	319	$59,732,119.66	14.57	$187,248.02	7.257	81.78	6	629
640 - 659	291	$60,873,390.89	14.85	$209,186.91	7.099	82.15	6	649
660 - 679	232	$42,443,520.51	10.36	$182,946.21	7.061	82.72	6	668
680 - 699	114	$22,869,681.63	5.58	$200,611.24	6.964	83.28	6	688
700 - 719	91	$18,198,393.99	4.44	$199,982.35	6.734	81.04	6	709
720 - 739	58	$13,930,457.26	3.40	$240,180.30	6.518	81.41	6	731
740 - 759	35	$8,266,902.74	2.02	$236,197.22	7.095	84.49	6	748
760 - 779	20	$4,578,099.30	1.12	$228,904.97	6.506	84.26	6	768
780 - 799	9	$1,940,854.73	0.47	$215,650.53	6.749	82.38	6	790
800 - 819	3	$285,117.04	0.07	$95,039.01	8.573	85.75	7	804

Total:	2,001	$409,863,869.67	100.00	$204,829.52	7.224	80.43	6	629
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.